UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2011

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)           On April 26, 2011, the Company held its annual meeting of stockholders.

(b)           The following is a record of the vote on each matter presented at the annual meeting.

Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Thomas Hedenberg	2,639,765	141,189	1,177,665
Celestino R. Pennoni	2,729,569	51,385	1,177,665
Richard Phalines	2,730,222	50,732	1,177,665
Ray H. Tresch	2,726,532	54,422	1,177,665

There were no abstentions in the election of directors.

Ratification of appointment of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Vote
3,895,376	55,025	2,777	5,441

(3)           Approval of a non-binding resolution on executive compensation.

For	Against	Abstain	Broker Non-Vote
2,679,827	61,626	39,501	1,177,665

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.
Date: April 26, 2011	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)